UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016

                  Financial Gravity Companies, Inc.

(Exact name of registrant as specified in its charter)

                 Nevada

(State or other jurisdiction of incorporation)

333-144504	20-4057712
(Commission File Number)	(IRS Employer Identification No.)

                 800 N. Watters Rd., Suite 120, Allen, Texas 75013

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 342-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2016, and pursuant to authority granted to the Board of Directors in the Company’s initial By-Laws, the Board of Directors adopted Amended & Restated Bylaws for the Company. The Amended & Restated Bylaws are consistent with Nevada state law, as such law has been amended. Additionally, the Amended & Restated Bylaws are more suitable for public company status.

The Amended & Restated Bylaws are attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1 *	Amended & Restated Bylaws

* Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Gravity Companies, Inc.
(Registrant)

By:	/s/ John Pollock
	Name:	John Pollock
	Title:	Chairman/Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

3.1 *	Amended & Restated Bylaws

* Filed herewith

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